                                GUINNESS FLIGHT

                           SEMI ANNUAL REPORT 6/30/97



                                  ____________




                            NO-LOAD GLOBAL INVESTING


                              ASIA BLUE CHIP FUND

                              ASIA SMALL CAP FUND

                             CHINA & HONG KONG FUND

                          GLOBAL GOVERNMENT BOND FUND

                      Guinness Flight Asia Blue Chip Fund
                      Guinness Flight Asia Small Cap Fund
                     Guinness Flight China & Hong Kong Fund
                  Guinness Flight Global Government Bond Fund

July 23, 1997

Dear Guinness Flight Shareholder:
     During the first half of 1997, when the world thought of Asia, it thought of the Hong Kong handover. Meanwhile, there have been many other political and economic stories affecting this vast and divergent continent. This year, we have been investing selectively, stock by stock, as certain markets in the region have been quite volatile. This strategy has proven satisfactory resulting in favorable performance for the Guinness Flight Investment Funds.
     The total returns for the four funds for the six-month period ended June 30 were as follows: Guinness Flight Asia Blue Chip Fund, up 0.26%; Guinness Flight Asia Small Cap Fund, up 18.55%; Guinness Flight China & Hong Kong Fund, up 14.38%; and Guinness Flight Global Government Bond Fund, down slightly to -1.23%. Inside this report, you will find market comments written by the fund manager(s) of each fund. These comments, which outline the main economic events of the last six months as well as our thoughts for what's ahead, precede the financial and portfolio details for each fund.
     We continue to increase our commitment to Asia investing in both our London and Hong Kong offices. Following our April shareholder meeting, Hambros Fund Management was merged into Guinness Flight, a combination that doubled from 7 to 14 the number of fund managers dedicated to Asian markets. Our additional resources and staff in this area mean added value for you, our shareholders.
     Undoubtedly, the dominating event in Asia this year was the return of Hong Kong to Chinese sovereignty on July 1. In the aftermath, the world continues to watch closely as China and the Hong Kong Special Administrative Region (SAR) sort out how the vast mainland with its communist government will work along side and in harmony with the world's most capitalist city.

     We continue to believe that Asia represents one of today's best long-term investment opportunities. Despite our bullishness, we always caution investors to expect volatility in these markets. Asia, with all of its potential, is not a place to invest short-term. We thank each of you for your commitment and dedication to Guinness Flight and no-load Asia investing and look forward to our continued relationship.

Sincerely,

/S/ TIMOTHY GUINNESS                              /S/ HOWARD FLIGHT
Timothy Guinness                                        Howard Flight

Guinness Flight Asia Blue Chip Fund
     Two significant events dominated the Asian investment scene during the last six months. First, the reversion of Hong Kong to China was highly publicized, but, as anticipated, proceeded without giving the market any anxiety. And second, the strength of the U.S. Dollar, to which most Southeast Asian currencies are at least somewhat aligned, made the most significant impact.

     The Dollar's relentless advance resulted in a loss of competitive strength at a point of particular vulnerability for many economies, which had enjoyed several years of strong, and in some cases, unsustainable growth. The Malaysian stock market was down 12.9% over the six-month period and the markets in both Singapore and the Philippines were 11.4%, all having been touched by this factor to a greater or lesser extent. Thailand, which added a property bubble and a banking crisis to the problems of currency overvaluation, fell by 37.2%. On the other hand, Indonesia gained 10.4% over the six-month period. The Hong Kong market justified our faith in it with a 12.8% rise. Given the weak fundamentals in the region and varying market performances, we believe that the fund's slightly positive year-to-date return was satisfactory. The fund slightly underperformed its benchmark, the MSCI AC Asia Free ex-Japan Index: the fund's total return for the six months was 0.26% while that of the MSCI AC Asia Free ex-Japan Index was 2.62%.

     Over the last six months, the fund's exposure to Hong Kong, Malaysia and Thailand was decreased in the portfolio, while exposure to Indonesia and India was increased. I have a long-standing enthusiasm for the economic potential of Hong Kong and southern China and believed that the return of the Colony to China would be achieved without upsetting the prosperity of Hong Kong. In my opinion, this is now well on the way to being achieved. The Hong Kong market deserves, and will in time achieve, a higher rating.

     I continue to be bullish on the long-term potential of the Hong Kong market and see further potential in the short-term as well. Yet at some stage in the future, there may well be a difficult period when action is taken in response to the new administration's concerns about the expensive nature of Hong Kong's property. Although official reaction to the problem will move prices lower, the process may not be without anxiety.

In any case, we should welcome moves to address the problem as it is not in Hong Kong's best long-term interest to have some of the most expensive property in the world.

     Although I believe that Indonesia offers attractive potential to the investor and good value is emerging in Singapore and Malaysia, particularly as a result of recent weakness, it will take some considerable time for Thailand to work through its economic problems. It is from misfortunes like this that future opportunities spring. The fund's exposure to Indonesia may be increased slightly while positions in Singapore and Malaysia will be maintained at about their current levels. The fund's exposure to Thailand has been at minimal levels for some time, with no current plan to change this.

Richard Farrell -- London, July 31, 1997.

     COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT
       ASIA BLUE CHIP FUND AND THE MORGAN STANLEY AC ASIA FREE EX-JAPAN INDEX

                                                    Morgan Stanley
      Measurement Period        Guinness Flight      AC Asia Free
    (Fiscal Year Covered)     Asia Blue Chip Fund   Ex-Japan Index
4/29/96*                             10,000             10,000
6/30/96                               9,904              9,706
9/30/96                               9,640              9,372
12/31/96                             10,384              9,584
3/31/97                               9,880              9,247
6/30/97                              10,411              9,215

* Inception date.

                        Average Annual Total Return
                        One Year    Since Inception
                        --------    ---------------
                            5.12%              3.50%

Past performance is not predictive of future performance

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY
JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

 Shares                COMMON STOCKS: 90.33%                    Value
------------------------------------------------------------------------
          CHINA: 2.51%
   6,000  Huaneng Power International Inc. ADR............    $  153,000
                                                              ----------
          HONG KONG: 38.14%
  60,000  Amoy Properties Ltd. ...........................        66,217
 200,000  CDL Hotel International.........................        81,319
  13,000  Cheung Kong.....................................       128,368
  40,000  Cosco Pacific Ltd. .............................        92,677
  12,000  Dah Sing Financial Holdings.....................        66,449
 100,000  First Pacific Co. ..............................       127,786
   9,200  HSBC Holdings Plc...............................       276,690
   9,500  Hang Seng Bank..................................       135,499
  68,000  Hong Kong & China Gas...........................       136,047
  20,000  Hong Kong Electric..............................        80,544
     631  Hong Kong & Shanghai Hotels Wts. ...............           147
  50,000  Hong Kong Land Holdings Ltd. ...................       133,000
  54,800  Hong Kong Telecom...............................       130,858
  25,000  Hutchison Whampoa...............................       216,204
  19,000  New World Development...........................       113,304
  30,000  Shangri-La Asia Ltd. ...........................        36,014
  12,000  Sun Hung Kai Properties Ltd. ...................       144,437
  20,000  Swire Pacific Ltd. A............................       180,063
  40,000  Television Broadcasts Ltd. .....................       179,676
                                                              ----------
          Total Hong Kong.................................     2,325,299
                                                              ----------
          INDIA: 5.95%
   3,400  Hindalco Industries Ltd. ADR....................        92,883
   5,000  State Bank of India GDR.........................       129,750
  10,000  Tata Engineering & Locomotive Ltd. GDR..........       140,150
                                                              ----------
          Total India.....................................       362,783
                                                              ----------
          INDONESIA: 9.84%
 179,683  Bank International Indonesia-For Reg............       155,154
  15,972  Bank International Indonesia-For Reg............         6,420
 160,000  PT Bank Dagang Nasional.........................       103,662
  60,000  Pt Indofood Sukses Makmur-F.....................       138,158
  30,000  Pt Indocement Tunggal Prakarsa..................        46,567
   5,000  Pt Indonesia Satellite ADR......................       149,688
                                                              ----------
          Total Indonesia.................................       599,649
                                                              ----------

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY
JUNE 30, 1997 (UNAUDITED) CONTINUED
--------------------------------------------------------------------------------

 Shares                                                         Value
------------------------------------------------------------------------
          MALAYSIA: 12.38%
  20,000  DCB Holdings Berhad.............................    $   63,391
   6,000  Edaran Otomobil Nasional Berhad.................        51,109
  50,000  Hicom Holdings Berhad...........................        94,692
  75,000  IOI Corporation Berhad..........................        85,578
 100,000  Kumpulan Guthrie Berhad.........................       158,479
  14,000  Malayan Banking Berhad..........................       146,989
  15,000  Petronas Gas Berhad.............................        54,675
   9,000  Systems Telekom Malaysia........................        42,076
   8,000  United Engineers................................        57,686
                                                              ----------
          Total Malaysia..................................       754,675
                                                              ----------
          PHILIPPINES: 5.05%
  75,000  Ayala Corp. Class B.............................        54,026
  15,600  Manila Electric.................................        76,888
 300,000  Metro Pacific Corp..............................        64,832
      89  Metropolitan Bank & Trust.......................         1,890
 180,000  Petron Corp.....................................        45,723
   1,000  Philippine Long Distance Telephone ADR..........        64,250
                                                              ----------
          Total Philippines...............................       307,609
                                                              ----------
          SINGAPORE: 9.24%
  10,000  Asia Pulp & Paper ADR...........................       151,250
  13,750  Keppel Corp. Ltd................................        61,071
  12,120  Overseas Chinese Banking Corp. For Reg..........       125,464
   6,000  Singapore Airlines Ltd-For Reg..................        53,718
  50,000  Singapore Telecom Ltd...........................        92,327
  24,000  Want Want Holdings..............................        79,680
                                                              ----------
          Total Singapore.................................       563,510
                                                              ----------
          SOUTH KOREA: 3.24%
  10,000  Cho Hung Bank Co. ADR...........................        66,750
   6,000  Dong-Ah Construction EDR........................        53,100
     800  Samsung Electronics GDS.........................        21,600
   3,000  Korea Electric Power Corp. ADR..................        56,063
                                                              ----------
          Total South Korea...............................       197,513
                                                              ----------

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY
JUNE 30, 1997 (UNAUDITED) CONTINUED
--------------------------------------------------------------------------------

 Shares                                                         Value
------------------------------------------------------------------------
          TAIWAN: 2.75%
   6,000  China Steel Corp. GDS...........................    $  126,750
   2,200  President Enterprise GDS........................        40,700
                                                              ----------
          Total Taiwan....................................       167,450
                                                              ----------
          THAILAND: 1.23%
   1,600  Siam Cement Co Ltd. For. Reg....................        28,782
  10,000  Total Access Communication......................        46,400
                                                              ----------
          Total Thailand..................................        75,182
                                                              ----------
          Total Common Stocks:   (Identified cost
          $5,286,882) 90.33%..............................    $5,506,670
                                                              ----------

------------------------------------------------------------------------
Par Value              CORPORATE BONDS: 4.67%                   Value
------------------------------------------------------------------------
 $100,000  Formosa Chemical & Fiber
           1.75% due 07/19/01.............................    $  112,500
  100,000  Nan Ya Plastics Convertible Bond   1.75% due
           07/19/01.......................................       141,500
   30,000  Ssangyong Oil Refining 3.75% due 12/31/08......        30,750
                                                              ----------
           Total Corporate Bonds: 4.67%
           (Identified cost $267,358).....................       284,750
                                                              ----------
           Total Investments in Securities
           (cost $5,554,240+): 95.00%.....................    $5,791,420
                                                              ----------
           Other Assets Less Liabilities: 5.00%...........       305,030
                                                              ----------
           NET ASSETS: 100.00%............................    $6,096,450
                                                              ==========

 + Cost for federal income tax purposes is the same:

Net unrealized appreciation consists of:
     Gross unrealized appreciation........................    $  241,932
     Gross unrealized depreciation........................        (4,752)
                                                              ----------
     Net Unrealized Appreciation..........................    $  237,180
                                                              ==========

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY JUNE 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

                                                                   % OF
                          INDUSTRY                              NET ASSETS
--------------------------------------------------------------------------
Automobile..................................................        0.84%
Banking.....................................................       18.84
Chemical....................................................        1.85
Construction................................................        4.71
Diversified Operations......................................        9.90
Electric Utilities..........................................        6.01
Electronics.................................................        0.35
Finance.....................................................        2.64
Food and Beverage...........................................        4.24
Gas.........................................................        3.13
Hotels......................................................        1.93
Industrial..................................................        7.32
Iron and Steel..............................................        2.08
Media.......................................................        2.95
Oil/Petroleum Refining......................................        1.25
Real-Estate.................................................        9.60
Technology..................................................        0.95
Telecommunications..........................................        8.62
Transportation..............................................        3.18
Wholesalers.................................................        4.61
                                                                  ------
TOTAL INVESTMENTS IN SECURITIES.............................       95.00
OTHER ASSETS LESS LIABILITIES...............................        5.00
                                                                  ------
NET ASSETS..................................................      100.00%
                                                                  ======

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments in securities, at value (cost $5,554,240).....    $5,791,420
Cash......................................................       279,172
Receivables:
     Fund shares sold.....................................        18,500
     Dividends and interests..............................        11,775
Due from affiliates (Note 3)..............................        13,758
Prepaid expenses..........................................         7,280
Deferred organization costs, net..........................         6,694
                                                              ----------
     Total Assets.........................................    $6,128,599
                                                              ----------
LIABILITIES
Payables:
     Unrealized loss on forward currency contracts open
       (Note 6)...........................................             4
     Dividends to shareholders............................         6,567
     Fund shares redeemed.................................        16,094
Other Accrued expenses....................................         9,484
                                                              ----------
     Total Liabilities....................................        32,149
                                                              ----------
Net Assets................................................    $6,096,450
                                                              ==========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
     ($6,096,450/469,055 shares outstanding; unlimited
     number of shares authorized without par value).......        $13.00
                                                                 =======
SOURCE OF NET ASSETS
     Paid-in capital......................................    $5,931,542
     Overdistributed net investment income................          (282)
     Accumulated net realized loss on investments.........       (71,959)
     Net unrealized appreciation on investments and
       foreign currency...................................       237,149
                                                              ----------
          NET ASSETS......................................    $6,096,450
                                                              ==========

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                                          For the Six Months
                                                                Ended
                                                            June 30, 1997
-----------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends (net of foreign taxes withheld $2,216).......        $ 43,440
Interest...............................................          11,908
                                                         ----------------
     Total Investment Income...........................          55,348
EXPENSES
Advisory fees (Note 3).................................          26,402
Administration fee (Note 3)............................           6,617
Custodian..............................................          16,280
Accounting.............................................          16,876
Transfer agent fees....................................          14,578
Audit fees.............................................           7,935
Legal fees.............................................           4,959
Trustees' fees.........................................           6,639
Registration fees......................................          10,413
Reports to shareholders................................           2,236
Deferred organization costs amortization...............             867
Miscellaneous..........................................           1,488
                                                               --------
     Total expenses....................................         115,290
     Less: Expenses reimbursed (Note 3)................         (63,982)
                                                         ----------------
     Net expenses......................................          51,308
                                                         ----------------
          NET INVESTMENT INCOME........................        $  4,040
                                                         ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from investments.....................         (70,925)
Net realized loss from foreign currency................          (1,367)
Net change in unrealized appreciation on investments
  and foreign currency.................................          70,068
                                                         ----------------
     Net Realized and Unrealized Loss on Investments...          (2,224)
                                                         ----------------
     NET INCREASE IN NET ASSETS RESULTING FROM
       OPERATIONS......................................        $  1,816
                                                               ========

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                          For the Six
                                          Months Ended         April 29, 1996*
                                         June 30, 1997             through
                                          (Unaudited)         December 31, 1996
-------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM
OPERATIONS
Net investment income..............       $      4,040           $       838
Net realized (loss) gain from
  investments......................            (70,925)                2,695
Net realized loss on foreign
  currency.........................             (1,367)                 (955)
Net change in unrealized
  appreciation on investments and
  foreign currency.................             70,068               167,082
                                            ----------            ----------
     NET INCREASE IN NET ASSETS
       RESULTING FROM OPERATIONS...              1,816               169,660
                                            ----------            ----------
DISTRIBUTIONS TO SHAREHOLDERS
Dividends paid from net investment
  income...........................             (5,160)                   --
Distributions from taxable realized
  gains............................             (1,407)                   --
                                            ----------            ----------
     TOTAL DISTRIBUTIONS TO
       SHAREHOLDERS................             (6,567)                   --
                                            ----------            ----------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold..........          4,225,137             3,961,160
Cost of shares redeemed............         (1,811,101)             (843,655)
                                            ----------            ----------
     NET INCREASE FROM CAPITAL
       SHARE TRANSACTIONS..........          2,414,036             3,117,505
                                            ----------            ----------
     TOTAL INCREASE IN NET
       ASSETS......................          2,409,285             3,287,165
NET ASSETS
Beginning of period................          3,687,165               400,000
                                            ----------            ----------
End of period (including
  (overdistributed) and
  undistributed net investment
  income of ($282) and $838,
  respectively)) ..................       $  6,096,450           $ 3,687,165
                                            ==========            ==========
CHANGES IN SHARES
Shares sold........................            328,539               320,248
Shares redeemed....................           (143,552)              (68,180)
                                            ----------            ----------
     NET INCREASE..................            184,987               252,068
                                            ==========            ==========

*Commencement of operations.

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

                                                  For the Six Months
                                                        Ended           April 29, 1996*
                                                    June 30, 1997           through
                                                     (Unaudited)       December 31, 1996
----------------------------------------------------------------------------------------
Net asset value, beginning of period............       $  12.98            $   12.50
                                                     ----------           ----------
Income from investment operations:
  Net investment income.........................           0.02                 0.00
  Net realized and unrealized gain on
    investments.................................           0.02                 0.48
                                                     ----------           ----------
Total from investment operations................           0.04                 0.48
                                                     ----------           ----------
Less Distributions:
  Dividends from net investment income..........          (0.01)                  --
  Distributions from taxable net capital
    gains.......................................          (0.01)                  --
                                                     ----------           ----------
                                                          (0.02)                  --
                                                     ----------           ----------
Net asset value, end of period..................       $  13.00            $   12.98
                                                     ==========           ==========
Total return....................................           0.26%++              3.84%++
Ratios/supplemental data:
Net assets, end of period (thousands)...........       $  6,096            $   3,687
Ratio of expenses to average net assets:+
  Before expense reimbursement..................           4.38%                9.14%
  After expense reimbursement...................           1.98%                1.98%
Ratio of net investment income to average net
  assets:+
  Before expense reimbursement..................          (2.28)%              (7.10)%
  After expense reimbursement...................           0.12%                0.06%
Portfolio turnover rate.........................          14.64%               10.97%
Average Commission Rate Paid....................       $ 0.0119            $  0.0190
BANK LOANS
Amount outstanding at end of period (000).......       $      0                   --
Average amount of bank loans outstanding during
  the period (monthly average) (000)............       $      8                   --
Average number of shares outstanding during the
  period (monthly average) (000)................            422                   --
Average amount of debt per share during the
  period........................................       $  0.019                   --

  * Inception date.

  + Annualized

  ++ Not Annualized

See accompanying notes to financial statements.

Guinness Flight Asia Small Cap Fund
     For the six months ended June 30, the Asia Small Cap Fund returned 18.55%, outperforming by far the 2.87% return for the HSBC James Capel Southeast Asia Smaller Companies Index. The fund's strong performance can be attributed to its overweight position in Hong Kong, China and Indonesia. Stock markets in Singapore, Malaysia, the Philippines and Thailand performed poorly as weakness in their domestic economy made them particularly susceptible to sell-offs triggered by Thailand's worsening financial condition.

     Excitement leading up to the June handover of Hong Kong drove up shares in Hong Kong, particularly those with China exposure, to record-breaking levels during the first half of the year. This boded well for the fund given its overweight position in red chips, which offered the best exposure to the China growth story, due to their political connections and capacity for growth through asset injections. In the "B" share markets, domestic speculation during the first quarter had reached such feverish levels that the fund took profits - a strategy that was well-rewarded as Chinese authorities in May undertook a series of actions to curb market speculation.

     Despite the new regulations governing the activities of overseas Chinese-controlled companies, I believe red chips will continue to be in vogue. They have proven to be an effective and efficient fund-raising vehicle for China. Uncertainty over further regulations and timing of potential asset injections will undoubtedly lead to increased volatility. However, as an asset class, red chips still offer far superior investment return to either "B" or "H" shares.

     Among other Asian markets, fundamentals have been weak, creating relatively few investment opportunities, with the exception of Indonesia. Besides suffering a slower-than expected recovery in export growth, most countries came under heavy selling pressure as concerns over currency risk spilled over from Thailand. The fund benefited from its overweight position in Indonesia.

     A general turnaround in the region's economic outlook is not expected until there are clear signs of a recovery in export growth, on which many of these economies are still heavily dependent for growth. Further-more, with Thailand likely to unveil more financial woes in the months ahead, I foresee that market sentiment toward most Southeast Asian stock markets will undoubtedly be negative.

     In this environment, stock selection remains the key to investing in the region. I continue to look for value investments in more defensive and laggard plays that have been overlooked. I also expect increased investment opportunities in initial public offerings, given the Chinese authorities' commitment to curb speculation through an increased supply of shares. While the region is experiencing volatile times, performance of small-cap companies is expected to remain strong as quality companies in the banking and consumer-related sectors continue to trade at undemanding market multiples.

Nerissa Lee -- Hong Kong, July 31, 1997.

     COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT
         ASIA SMALL CAP FUND AND THE HSBC JAMES CAPEL SOUTHEAST ASIA SMALLER
                    COMPANIES INDEX (HSBC JAMES CAPEL SASC INDEX)

                                 Guinness Flight     HSBC James
      Measurement Period         Asia Small Cap      Capel SASC
    (Fiscal Year Covered)             Fund              Index
4/29/96*                             10,000            10,000
6/30/96                              10,461             9,622
9/30/96                              10,397             9,467
12/31/96                             11,308             9,710
3/31/97                              12,048            10,336
6/30/97                              13,406             9,999

*Inception date.

----------------------------------------------------------------------------
        Average Annual Total Return

        One Year    Since Inception
        --------    ---------------

         28.15%         28.47%

        Past performance is not predictive of future performance
----------------------------------------------------------------------------

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY
JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

  Shares                COMMON STOCKS: 77.80%                  Value
------------------------------------------------------------------------
             CHINA: 13.24%
  6,059,000  Anhui Expressway Co Ltd - H................    $  1,165,298
  3,724,000  Beijing Datang Power - H...................       1,718,444
  1,410,000  Bengang Steel Plates - B...................         433,157
  1,174,190  Changchai Co. Ltd. - B.....................       1,066,991
  1,000,000  China First Pencil - B.....................         400,000
    550,000  China Southern Glass Co. - B...............         287,520
  2,397,979  Dazhong Taxi - B...........................       2,129,405
  1,000,000  Eastern Communications - B.................       1,476,000
  1,098,000  First Tractor Co. - H......................         722,807
  2,900,000  Guandong Kelon Elec Hld - H................       2,769,997
  1,425,000  Guangdong Provincial Expr - B..............         901,282
  1,661,600  Heilongjiang Electric Power Co. ...........       1,329,280
     30,000  Huaneng Power International Inc. - N.......         765,000
  2,544,000  Huangshan Tourism DVLP Co - B..............       2,335,392
  2,712,000  Inner Mongolia Erdos Cashmere..............       2,278,080
  3,000,000  Nanjing Panda Electronics - H..............         627,315
  1,470,645  Shanghai Dajiang Group - B.................         454,429
    646,000  Shanghai Diesel Engineering - B............         219,640
  1,296,600  Shanghai Kaikai Industrial Co. ............         518,640
    157,917  Shanghai Lujiazui Finance & Trade..........         225,821
  1,417,000  Shanghai Refrigerator Comp - B ADR.........         680,160
  2,598,870  Shanghai Tyre and Rubber - B...............       1,273,446
  3,255,660  Shenzhen Fangda Co Ltd - B.................       4,727,605
    400,000  Wuxi Little Swan - B.......................         671,202
  1,700,000  Zhenhai Refining & Chem Co. - H............         614,408
                                                            ------------
             Total China................................      29,791,319
                                                            ------------
             HONG KONG: 40.07%
    368,000  ASM Pacific Technology.....................         256,502
  2,400,000  Allied Properties..........................         390,330
    250,000  Anex International Holdings Ltd. ..........          19,362
    407,000  CIG Wh Intl Holdings Ltd. .................         127,396
  8,350,000  CNPC Hong Kong Limited.....................       1,853,807
    510,000  China Elegance Intl Fashion................         276,483
  3,520,000  China Everbright  -  Ihd...................      10,518,245
  1,500,000  China Merchants Hai Hong Holdings..........       4,666,142
  2,470,000  China Resources Beijing Land...............       1,833,219
  1,336,000  Companion Building Material................          98,295

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY
JUNE 30, 1997 (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

  Shares                                                       Value
------------------------------------------------------------------------
             HONG KONG: (CONTINUED)
  1,765,160  Concord Land Dev Co Ltd. ..................    $  1,948,049
  7,752,000  Continental Mariner Investment.............       7,404,489
    160,000  Dah Sing Financial Holdings................         885,986
 18,220,000  Denway Investment Ltd. ....................       2,892,699
    135,000  Dickson Concept Intl - New.................         491,397
  4,008,000  Espirit Holdings Limited...................       2,845,378
  7,000,000  First Sign International Holdings Ltd. ....       1,355,311
  4,182,000  Four Seas Mercantile Hldg. ................       2,456,094
    500,000  GZI Transportation Ltd. ...................         200,070
  5,563,000  Glorious Sun Enterprises Ltd. .............       2,638,858
  4,800,000  Gold Lion Holdings Ltd. ...................       2,679,643
  5,000,000  Guang Nan Holdings Ltd. ...................       7,809,172
    331,714  Guangnan Ltd. Wts. ........................         196,957
  1,400,000  Guangzhou Investment.......................         772,527
    548,000  High Fashion International.................          73,564
  4,624,000  Innovative Intl Holdings Ltd. .............       2,417,255
  8,682,000  Interform Ceramics.........................       1,546,495
  1,366,000  Kingboard Chemicals Holdings...............         436,391
    530,000  Kwong On Bank Ltd. ........................         752,520
    169,800  Lai Sun Development........................         190,681
     34,079  Lai Sun Hotel Internatioal Wts. ...........           2,991
  4,800,000  Leading Spirit Holding Co. ................       1,065,662
    253,750  Midlands Realty Holdings Ltd. .............         130,195
  2,564,000  Min Xin Holdings...........................       1,820,247
  2,500,000  Mingly Corporation.........................         847,069
  2,664,000  NG Fung Hong Ltd. .........................       3,988,796
     40,000  Nanyang Holdings Ltd. .....................          63,248
    538,000  Northeast Electric - H.....................          89,582
  4,758,000  Pacific Concord Holdings...................       2,656,196
  1,068,000  QPL Intl Holdings Limited..................         902,947
  6,000,000  Qingling Motors Company Ltd. - H...........       3,097,853
    830,000  Ryoden Developments Ltd. ..................         219,625
    555,000  SASA International Holdings Ltd. ..........         180,886
    790,000  Semi - Tech Ltd. ..........................       1,289,934
     85,000  Shanghai Industrial Holding Ltd............         528,829
  9,000,000  Silver Grant Intl Ltd. ....................       4,704,865
    942,000  Sinocan Holdings Ltd. .....................         465,085
  1,200,000  Stelux Holdings International Ltd. ........         232,339

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY
JUNE 30, 1997 (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

  Shares                                                       Value
------------------------------------------------------------------------
             HONG KONG: (CONTINUED)
    240,000  Stelux Holdings International Ltd. Wts. ...    $      8,054
    118,000  Ta Fu International Ltd. ..................          23,608
  4,000,000  Texwinca Holdings Ltd. ....................       2,581,545
  1,500,000  Theme International Holdings Ltd. .........         842,229
  1,639,000  Tysan Holdings Limited.....................         401,959
  2,490,000  USI Holdings Ltd. .........................         723,155
    794,000  Vanda Systems & Communications.............         368,954
    800,000  Varitronix International Ltd. .............       1,357,892
  1,000,000  Wongs International........................         387,232
    931,000  YGM Trading................................       1,129,606
                                                            ------------
             Total Hong Kong............................      90,143,900
                                                            ------------
             INDONESIA: 3.27%
    951,000  Kalbe Farma................................       1,270,868
    100,000  Lautan Laus................................         121,299
    197,000  Pt Alumindo Light Metal Industrial.........          91,129
  2,432,000  Pt Bank Dagang Nasional - For Reg..........       1,575,648
    125,000  Pt Bank Dagang Nasional - Wts..............          37,150
    447,500  Pt Bank Tiara Asia - For Reg...............         533,614
    971,000  Pt Komatsu Indonesia - For Reg.............       1,517,188
    392,000  Pt Semen Cibinong..........................       1,156,497
    895,000  Pt Steady Safe - For Reg...................       1,048,828
                                                            ------------
             Total Indonesia............................       7,352,221
                                                            ------------
             MALAYSIA: 8.53%
      6,000  Arab Malaysian Fin (Alien).................          12,837
  1,212,000  Berjaya Capital Berhad.....................       1,728,685
    349,000  Brisdale Holdings Berhad...................         417,583
    249,000  Cement Sarawak Berhad......................       2,032,250
     99,600  Cement Sarawak Berhad Wts..................          98,653
    675,000  Hap Seng Consolidated Berhad...............       1,684,826
    509,000  Hock Hua Bank Berhad - For Reg.............       2,016,640
    230,000  IJM Corp Berhad - A........................         482,964
    824,000  MBM Resources Berhad.......................       1,681,300
     45,000  MNI Holdings Berhad........................         212,163
    500,000  Malakoff Berhad............................       2,179,081
    240,000  Road Builder...............................       1,131,537

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY
JUNE 30, 1997 (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

  Shares                                                       Value
------------------------------------------------------------------------
             MALAYSIA: (CONTINUED)
    551,000  Sunway Building Technology Berhad..........    $  1,855,586
    780,000  Tractors Malaysia Hldgs Berhad.............       1,304,120
  1,693,000  United Merchant Group Berhad...............       2,347,662
                                                            ------------
             Total Malaysia.............................      19,185,887
                                                            ------------
             PHILIPPINES: 0.56%
  2,724,000  Alaska Milk Corporation....................         263,353
    180,000  CN Solid Group Inc.........................          29,345
    890,465  Davao Union Cement Corp. - B...............         104,657
  8,000,000  Universal Rightfield Property..............         834,092
     80,000  Universal Robina Corp......................          29,117
                                                            ------------
             Total Philippines..........................       1,260,564
                                                            ------------
             SINGAPORE: 7.03%
    240,000  Amtek Engineering..........................         421,347
    585,000  Avimo Group Ltd............................         769,252
     18,000  Clipsal Industries Ltd.....................          63,720
     80,000  Comfort Group Ltd..........................          63,230
    500,000  Datacraft Asia Limited.....................       1,590,000
  1,200,000  Delifrance Asia Limited....................       1,342,939
    900,000  Elec & Eltek Int Co Ltd....................       5,040,000
    200,000  First Capital Corp. - Singapore............         520,389
    870,000  Malayan Credit Limited.....................       1,320,487
     96,000  Osprey Maritime Ltd........................         125,565
    600,000  Roly International Holdings................         282,000
    280,000  Singapore Tech Automotive For Reg..........         701,126
  2,046,000  Teledata Ltd...............................       1,144,856
    306,900  Teledata Ltd. Wts..........................          33,272
  1,750,000  Uraco Holdings Ltd.........................         869,063
    262,500  Uraco Holdings Ltd. Wts....................          67,016
    400,000  Venture Manufacturing......................       1,303,770
    100,000  Wong's Circuits Hldgs Ltd..................         168,000
                                                            ------------
             Total Singapore............................      15,826,032
                                                            ------------
             THAILAND: 5.10%
    352,000  Central Pattana............................         508,916
    120,000  Eastern Water Resources....................         144,578

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY
JUNE 30, 1997 (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

  Shares                                                       Value
------------------------------------------------------------------------
             THAILAND: (CONTINUED)
    825,870  First Bangkok City Bank....................    $    646,766
     63,000  Jasmine Intl PLC Foreign...................          60,723
    378,200  Kce Electronics............................       1,199,912
     70,000  Lam Soon (Thailand) - Foreign..............          38,655
  1,754,600  Mah Boon Krong Properties..................       1,409,317
    785,000  Phatra Thanakit Co. - Foreign..............       1,008,835
    100,000  Pizza Co. Ltd..............................         534,137
     86,900  Pizza Co. Ltd. - Foreign...................         406,580
    808,000  Robinson Department Store..................         298,538
    471,700  Siam City Cement...........................       1,989,096
     50,000  Thai Rung Union Car - Foreign..............         187,751
    373,000  Tipco Asphalt..............................       2,022,289
  1,349,300  Tuntex (Thailand) Co Ltd. .................       1,002,492
                                                            ------------
             Total Thailand.............................      11,458,585
                                                            ------------
             Total Investments in Securities:
             (Indentified cost $149,512,637+) 77.80%....    $175,018,508
             Other Assets Less Liabilities: 22.20%......      49,951,006
                                                            ------------
             NET ASSETS: 100.00%........................    $224,969,514
                                                            =============
+ Cost for federal income tax purposes is the same.
Net Unrealized Appreciation consists of:
     Gross unrealized appreciation.......................     $ 37,443,802
     Gross unrealized depreciation.......................      (11,937,931)
                                                              ------------
     Net Unrealized Appreciation.........................     $ 25,505,871
                                                              =============

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                   % OF
                          INDUSTRY                              NET ASSETS
--------------------------------------------------------------------------
Agriculture.................................................        0.82%
Automobile..................................................        6.47
Chemical....................................................        0.27
Construction................................................        7.99
Consumer-Related............................................       14.83
Energy......................................................        3.19
Finance.....................................................       11.99
Food........................................................        1.75
Manufacturing...............................................        2.06
Pharmaceutical..............................................        0.57
Real-Estate.................................................        6.65
Retail......................................................       10.42
Technology..................................................        7.17
Telecommunications..........................................        0.89
Transportation..............................................        2.73
                                                                  ------
TOTAL INVESTMENTS IN SECURITIES.............................       77.80
OTHER ASSETS LESS LIABILITIES...............................       22.20
                                                                  ------
NET ASSETS..................................................      100.00%
                                                                  ======

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments in securities, at value (cost
  $149,512,637)........................................    $175,018,508
Cash...................................................      51,130,911
Receivables:
     Fund shares sold..................................         403,799
     Dividends and interests...........................         644,137
Prepaid expenses.......................................          61,428
Deferred organization costs, net.......................           6,694
                                                           ------------
     Total Assets......................................    $227,265,477
                                                           ------------
LIABILITIES
Payables:
     Securities purchased..............................       1,185,284
     Unrealized loss on forward currency contracts open
       (Note 6)........................................              25
     Fund shares redeemed..............................          26,524
     Dividends to shareholders.........................         742,514
Due to affiliates (Note 3).............................         194,320
Accrued expenses.......................................         147,296
                                                           ------------
     Total Liabilities.................................       2,295,963
                                                           ------------
Net Assets.............................................    $224,969,514
                                                           ============
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
     ($224,969,514/13,501,690 shares outstanding;
     unlimited number of shares authorized without par
     value)............................................          $16.66
                                                                =======
SOURCE OF NET ASSETS
     Paid-in capital...................................    $199,615,600
     Undistributed net investment income...............          11,605
     Accumulated net realized loss on investments......        (142,079)
     Net unrealized appreciation (depreciation) on:
          Investments..................................      25,505,871
          Foreign currency.............................         (21,483)
                                                           ------------
          NET ASSETS...................................    $224,969,514
                                                           ============

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                                          For the Six Months
                                                                 Ended
                                                             June 30, 1997
-----------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends (net of foreign taxes withheld of $61,495)...       $ 1,361,911
Interest...............................................           745,982
                                                           ------------------
     Total Investment Income...........................         2,107,893
EXPENSES
Advisory fees (Note 3).................................           757,766
Administration fee (Note 3)............................           190,634
Custodian..............................................           147,674
Accounting.............................................            25,876
Transfer agent fees....................................           106,129
Audit fees.............................................            15,813
Legal fees.............................................            37,714
Trustees' fees.........................................             6,639
Registration fees......................................            10,413
Reports to shareholders................................            11,133
Deferred organization costs amortization...............               867
Miscellaneous..........................................            10,211
                                                           ------------------
     Total expenses....................................         1,320,869
     Expenses recouped (Note 3)........................            71,583
                                                           ------------------
     Net expenses......................................         1,392,452
                                                           ------------------
          NET INVESTMENT INCOME........................       $   715,441
                                                           ------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from investments.....................           589,918
Net realized loss from foreign currency................          (715,367)
Net change in unrealized appreciation on investments...        23,620,810
Net change in unrealized loss on foreign currency......           (17,600)
                                                           ------------------
     Net Realized and Unrealized Gain on Investments...        23,477,761
                                                           ------------------
     NET INCREASE IN NET ASSETS RESULTING FROM
       OPERATIONS......................................       $24,193,202
                                                           ==================

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                              For the Six
                                             Months Ended         April 29, 1996*
                                             June 30, 1997            through
                                              (Unaudited)        December 31, 1996
----------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM
OPERATIONS
Net investment income..................      $     715,441          $    23,001
Net realized gain from investments.....            589,918               73,470
Net realized loss on foreign
  currency.............................           (715,367)              (7,229)
Net change in unrealized appreciation
  on investments.......................         23,620,810            1,885,061
Net change in unrealized loss on
  foreign currency.....................            (17,600)              (3,883)
                                               -----------          -----------
     NET INCREASE IN NET ASSETS
       RESULTING FROM OPERATIONS.......      $  24,193,202          $ 1,970,420
                                               -----------          -----------
DISTRIBUTIONS TO SHAREHOLDERS
Dividends paid from net investment
  income...............................           (688,596)             (38,241)
Distributions from taxable realized
  gains................................            (54,034)             (28,837)
                                               -----------          -----------
     TOTAL DISTRIBUTIONS TO
       SHAREHOLDERS....................           (742,630)             (67,078)
                                               -----------          -----------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold..............        176,372,634           49,952,419
Net asset value of shares issued on
  reinvestment of distributions........          --                      60,299
Cost of shares redeemed................        (25,721,976)          (1,447,776)
                                               -----------          -----------
     NET INCREASE FROM CAPITAL SHARE
       TRANSACTIONS....................        150,650,658           48,564,942
                                               -----------          -----------
     TOTAL INCREASE IN NET ASSETS......        174,101,230           50,468,284
NET ASSETS
Beginning of period....................         50,868,284              400,000
                                               -----------          -----------
End of period [including undistributed
  (overdistributed) net investment
  income of $11,605 and ($15,240),
  respectively]........................      $ 224,969,514          $50,868,284
                                               ===========          ===========
CHANGES IN SHARES
Shares sold............................         11,567,317            3,681,439
Shares reinvested from distributions...          --                       4,288
Shares redeemed........................         (1,674,350)            (109,004)
                                               -----------          -----------
     NET INCREASE......................          9,892,967            3,576,723
                                               ===========          ===========

*Inception date.

See accompanying notes to financials statements.

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

                                              For the Six
                                             Months Ended      April 29, 1996*
                                             June 30, 1997         through
                                              (Unaudited)     December 31, 1996
-------------------------------------------------------------------------------
Net asset value, beginning of period......     $   14.10           $ 12.50
                                                                  --------
                                             ------------
Income from investment operations:
  Net investment income...................          0.04              0.02
  Net realized and unrealized gain on
     investments..........................          2.58              1.61
                                                                  --------
                                             ------------
Total from investment operations..........          2.62              1.63
                                                                  --------
                                             ------------
Less Distributions:
  Dividends from net investment income....         (0.05)            (0.02)
  Distributions from taxable net capital
     gains................................         (0.01)            (0.01)
                                                                  --------
                                             ------------
Total Distributions.......................         (0.06)            (0.03)
                                                                  --------
                                             ------------
Net asset value, end of period............     $   16.66           $ 14.10
                                                ========           =======
Total return..............................         18.55%++          13.08%++
Ratios/supplemental data:
Net assets, end of period (thousands).....     $ 224,970           $50,868
Ratio of expenses to average net assets:+
  Before expense reimbursement/
     recoupment...........................          1.74%             3.09%
  After expense reimbursement/
     recoupment...........................          1.84%             1.98%
Ratio of net investment income to average
  net assets:+
  Before expense reimbursement/
     recoupment...........................          1.04%            (0.76)%
  After expense reimbursement/
     recoupment...........................          0.94%             0.36%
Portfolio turnover rate...................         17.03%            21.91%
Average Commission Rate Paid..............     $  0.0028           $0.0029

  * Inception date.

  + Annualized.

  ++ Not Annualized.

See accompanying notes to financial statements.

Guinness Flight China & Hong Kong Fund

     In the first half of this year, the Hong Kong market has been quite volatile and has seen some exceptional returns from China-related stocks. The overall strong performance of the Hang Seng Index was driven by the finance sector, which rose 31.9%, largely attributable to HSBC, and the utilities sector, which rose 36.1%, attributed to Hong Kong Telecom and China Light and Power. Property stocks reversed sharply from their highs last year, dropping 5.7%, while the commercial and industrial sector was up 4.1%. Nevertheless, the fund, with a six-month return of 14.38%, outperformed its benchmark, the Hang Seng Index, which rose 12.8% over the same period.

     Hong Kong's domestic economy is now firmly on a recovery path with real economic growth in the first quarter of 1997 up 6%, putting the economy on track for 5.5% growth this year, compared to 4.7% in 1996. Both consumption and investment have performed well, with retail sales rising 1.9% in the first quarter. Investment in the form of fixed capital formation grew 12.1% in 1996. Trade numbers are still subdued with total exports up only 2.2% in the first quarter, but these numbers have been mitigated by China's exceptionally strong export recovery.

     Inflation in Hong Kong has remained low and was 5.8% in May year over year. This is mainly the result of lower food prices from China following a bumper harvest last year. Excluding food, which accounts for 40% of the Consumer Price Index, core inflation is rising at just below 8%, consistent with an economic recovery. The buoyant economy and expanded liquidity is underpinned by the recovery in the Chinese economy. CPI inflation in China fell to 2.8% in May and company inventories are still high. For these reasons, it is expected that authorities will ease policy further to stimulate the economy. However, it is clear that the excess liquidity already created in China is finding its way into the Hong Kong stock market, which has contributed to the volatility and the boom in the China-related companies known as "red chips."

     High residential property values have been a primary concern for the Hong Kong administration and continue to be so under the new government. Prices rose 40% on average in 1996 and are estimated to have risen 15% so far this year in spite of a 0.25% rise in U.S. interest rates and measures to increase land supply. The outgoing administration announced that land supply would be increased by 46% over the next five years and imposed measures to ensure the new developments should be sold in large enough chunks to reduce the speculative element.

     C.H. Tung, the new chief executive, has since announced a 10-year housing program designed to bring on average 85,000 new units to the market per year over that period. Mr. Tung has set a goal of reducing house prices to more affordable levels and to bring home ownership up to 70% from the current 50% level. As a consequence, we expect that a steady stream of news will keep the share prices of residential property development companies weak.

     In anticipation of weaker property prices, the fund reduced its exposure to the sector and instead raised exposure to banks and the consumer sector. The utilities weighting was raised because of the expected rise in interest rates. China Light and Power and Hong Kong Telecom were both boosted by news of China-related transactions. Hong Kong Telecom in particular surged on the back of Cable & Wireless' decision to sell a 5.5% stake to China Telecommunications Corp. Exposure to red chip stocks, such as China Resources Enterprise, Cosco Pacific and Guangnan, has also been increased. As we are writing these comments, red chips represent approximately 10% of our portfolio.

     In the coming months, investors will be watching the new government and monitoring the extent to which China honors its promises to the new Special Administrative Region (SAR). Both C.H. Tung and the Chinese president Jiang Zemin have been at pains to reassure both local residents and foreigners that the rights and privileges of the people in Hong Kong will be protected. New elections for the legislature have been promised in May 1998. The overall success of the transition will largely depend on the new government's ability to resist interference from mainland China and to ensure the continuation of Hong Kong's sound governance and legal system. Only time will tell, but local and international observers have been greatly reassured by statements made by the two leaders.

     Our outlook for the Hong Kong market is still positive given the expectations of a stable transition and a sound economic backdrop. Earnings for Hong Kong companies are forecast to grow 15% a year for the next two years. The risks to the market in the near term center on the interest rate policy of the U.S. Federal Reserve and on the possible regulatory moves prompted by further stock market volatility and balloon-ing residential property prices. But with strong earnings momentum and a benign economic environment, we believe the market has long-term fundamental support.

Richard Farrell and Lynda Johnstone -- London, July 31, 1997.


               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
         THE GUINNESS FLIGHT CHINA & HONG KONG FUND AND THE HANG SENG INDEX

                                 Guinness Flight
      Measurement Period          China & Hong
    (Fiscal Year Covered)           Kong Fund      Hang Seng Index
6/30/94*                             10,000             10,000
9/30/94                              10,616             10,871
12/31/94                              9,226              9,352
3/31/95                               9,274              9,805
6/30/95                              10,040             10,512
9/30/95                              10,680             11,014
12/30/95                             11,112             11,501
3/31/96                              12,066             12,510
6/30/96                              12,254             12,582
9/30/96                              13,054             13,589
12/31/96                             14,933             15,356
3/31/97                              13,828             18,469
6/30/97                              17,080             22,397

* Inception date.

                           Average Annual Total Return
                   One Year     Three years     Since Inception
                   --------     -----------     ---------------
                      39.38%          19.53%              19.53%

Past performance is not predictive of future performance

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY
JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

  Shares               COMMON STOCKS: (97.60%)                  Value
-------------------------------------------------------------------------
            AIR TRANSPORT & AIR COURIER SERVICES: 0.01%
    88,000  GZI Transportation Ltd. .....................    $     35,212
    17,600  GZI Transportation Ltd. Wts. ................           1,817
                                                             ------------
            Total Air Transport & Air Courier Services...          37,029
                                                             ------------
            AUTOMOTIVE MANUFACTURER: 0.88%
 5,826,000  Qingling Motors Company Ltd. ................       3,008,015
                                                             ------------
            BANKS: 22.78%
 1,284,500  Dao Heng Bank Group Ltd. ....................       7,029,907
 1,501,500  Hang Seng Bank...............................      21,415,945
 1,331,600  HSBC Holding Plc.............................      40,047,862
   604,000  Liu Chong Hing Investment Ltd................         880,978
   731,000  Union Bank of Hong Kong......................       2,113,562
   955,200  Wing Hang Bank Limited.......................       5,770,186
                                                             ------------
            Total Banks..................................      77,258,440
                                                             ------------
            BOOT & SHOE CUT STOCK & BINDING: 0.39%
   646,800  Yue Yuen Industrial Holdings.................       1,339,969
                                                             ------------
            CONGLOMERATES & DIVERSIFIED OPERATIONS: 25.38%
 1,472,000  China Resources Enterprises..................       7,220,064
 2,031,000  Citic Pacific Ltd. ..........................      12,688,343
 3,535,000  First Pacific Co. ...........................       4,517,251
 5,583,000  Guangdong Investment Ltd. ...................       8,395,435
   558,300  Guangdong Investment Ltd. Wts. ..............         263,033
   193,800  Guangdong Tannery............................          75,045
 3,665,000  Hutchison Whampoa............................      31,695,558
 1,268,500  Swire Pacific Ltd. A.........................      11,420,480
 2,264,000  Wharf (Holdings) Ltd. .......................       9,818,956
                                                             ------------
            Total Conglomerates & Diversified
              Operations.................................      86,094,165
                                                             ------------
            CONSUMER GOODS: 0.50%
   280,000  Dickson Concept International................       1,019,194
 1,326,000  Shanghai Refrigerator Comp - B...............         636,480
                                                             ------------
            Total Consumer Goods.........................       1,655,674
                                                             ------------

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY
JUNE 30, 1997 (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

  Shares                                                        Value
-------------------------------------------------------------------------
            ELECTRICAL CONSUMER GOODS: 0.54%
   942,000  Guangdong Kelon Electric.....................    $    899,772
 1,446,000  Gold Peak Industrial.........................         933,228
                                                             ------------
            Total Electrical Consumer Goods..............       1,833,000
                                                             ------------
            ELECTRIC POWER: 6.32%
 1,878,000  Beijing Datang Power.........................         866,605
 1,886,500  China Light & Power Co. .....................      10,689,834
 2,156,000  Hong Kong Electric...........................       8,682,664
    60,000  Huaneng Power International Inc. ADR.........       1,530,000
                                                             ------------
            Total Electric Power.........................      21,769,103
                                                             ------------
            ENGINEERING & INFRASTRUCTURE: 1.49%
 1,413,733  New World Infrastructure.....................       3,996,328
 3,860,000  Shenzen Expressway...........................       1,058,756
                                                             ------------
            Total Engineering & Infrastructure...........       5,055,084
                                                             ------------
            FINANCE: 2.21%
 3,028,000  China Overseas Land & Investment.............       2,442,787
   907,200  Dah Sing Financial Holdings..................       5,023,541
    35,000  Peregrine Investment Holdings Wts............          15,360
                                                             ------------
            Total Finance................................       7,481,688
                                                             ------------
            FINANCIAL SERVICES: 0.93%
 2,000,000  QPL International Holdings...................       1,690,912
   238,000  Shanghai Industrial Holding Ltd..............       1,480,722
                                                             ------------
            Total Financial Services.....................       3,171,634
                                                             ------------
            FOOD & BEVERAGE: 0.18%
 1,002,000  Four Seas Mercantile Holdings................         588,476
   320,400  Four Seas Mercantile Holdings Wts............          41,356
                                                             ------------
            Total Food & Beverage........................         629,832
                                                             ------------
            GAS PRODUCTION & DISTRIBUTION: 3.10%
 5,260,176  Hong Kong & China Gas........................      10,524,018
                                                             ------------

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY
JUNE 30, 1997 (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

  Shares                                                        Value
-------------------------------------------------------------------------
            HOTELS, TOURIST COURTS & MOTELS: 0.45%
 1,284,000  Shangri - La Asia Ltd........................    $  1,541,337
                                                             ------------
            HOUSEHOLD APPLIANCE STORES: 0.60%
   800,000  Guang Nan Holdings Ltd.......................       1,249,468
   480,000  Wuxi Little Swan.............................         805,442
                                                             ------------
            Total Household Appliance Stores.............       2,054,910
                                                             ------------
            INSURANCE: 0.47%
 1,440,000  National Mutual Ltd..........................       1,598,492
                                                             ------------
            MEDIA: 1.58%
 2,084,000  South China Morning Post.....................       2,044,377
   737,000  Television Broadcasts Ltd....................       3,310,521
                                                             ------------
            Total Media..................................       5,354,898
                                                             ------------
            PETROLEUM REFINING : 0.57%
 5,390,000  Zhenhai Refining & Chemical Co...............       1,948,034
                                                             ------------
            REAL ESTATE: 20.60%
 1,882,000  Amoy Properties Ltd. Ord. ...................       2,076,995
 2,117,000  Cheung Kong..................................      20,904,121
   949,600  HKR International Ltd. ......................       1,317,646
   984,000  Henderson Land Company.......................       8,732,074
   921,000  Hysan Development Company....................       2,716,411
    38,850  Hysan Development Wts - 98...................          15,044
 1,747,000  New World Development........................      10,418,004
   724,000  Sino Land Company............................         784,996
 1,904,000  Sun Hung Kai Properties Ltd. ................      22,917,403
                                                             ------------
            Total Real Estate............................      69,882,694
                                                             ------------
            RETAILERS: 0.85%
 4,050,000  Esprit Asia Holdings Ltd.....................       2,875,195
                                                             ------------
            TELECOMMUNICATIONS: 4.67%
 6,634,000  Hong Kong Telecom............................      15,841,519
                                                             ------------

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY
JUNE 30, 1997 (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

  Shares                                                        Value
-------------------------------------------------------------------------
            TRANSPORTATION: 2.81%
 4,101,000  Cosco Pacific Ltd. ..........................    $  9,501,755
                                                             ------------
            WHOLESALE TRADE - MISC. WHOLESALERS: 0.29%
   868,000  Li & Fung Ltd. ..............................         974,740
                                                             ------------
            Total Investments in Securities
            (Identified cost $264,826,609+): 97.60%......    $331,431,225
                                                             ------------
            Other Assets Less Liabilities: 2.40%.........       8,134,425
                                                             ------------
            NET ASSETS: 100.00%..........................    $339,565,650
                                                             ============
+ Cost for federal income tax purposes is the same.
            Net unrealized appreciation consists of:
            Gross unrealized appreciation................     $ 68,237,564
            Gross unrealized depreciation................       (1,632,948)
                                                              ------------
            Net Unrealized Appreciation..................     $ 66,604,616
                                                              ============

See accompanying notes to financial statements.

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments in securities, at value (cost
  $264,826,609)........................................    $331,431,225
Cash...................................................      10,053,075
Receivables:
     Securities sold...................................         998,995
     Fund shares sold..................................       1,172,473
     Dividends and interests...........................         753,217
Prepaid expenses.......................................         109,402
Deferred organizational costs, net.....................          23,642
                                                           ------------
     Total Assets......................................    $344,542,029
                                                           ------------
LIABILITIES
Payables:
     Securities purchased..............................       1,683,882
     Dividends to shareholders.........................       2,635,619
     Fund shares redeemed..............................         151,305
Due to affiliates (Note 3).............................         286,908
Other accrued expenses.................................         218,665
                                                           ------------
     Total Liabilities.................................       4,976,379
                                                           ------------
Net Assets.............................................    $339,565,650
                                                           ============
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
     ($339,565,650/16,894,989 shares outstanding;
     unlimited number of shares authorized without par
     value)............................................          $20.10
                                                                =======
SOURCE OF NET ASSETS
     Paid-in capital...................................    $256,254,686
     Overdistributed net investment income.............         (70,509)
     Undistributed net realized gain on investments....      16,777,990
     Net unrealized appreciation on:
          Investments..................................      66,604,616
          Foreign currency.............................          (1,133)
                                                           ------------
          NET ASSETS...................................    $339,565,650
                                                           ============

See accompanying notes to financial statements.

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                                             For the Six
                                                               Months
                                                                Ended
                                                            June 30, 1997
---------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends..............................................      $ 4,140,940
Interests..............................................          135,383
                                                          ----------------
     Total Investment Income...........................        4,276,323
EXPENSES
Advisory fees (Note 3).................................        1,412,723
Administration fee (Note 3)............................          353,181
Custodian..............................................          206,286
Accounting.............................................           25,014
Transfer agent fees....................................          201,059
Audit fees.............................................           19,517
Legal fees.............................................           57,232
Trustees' fees.........................................            6,639
Registration fees......................................           14,259
Reports to shareholders................................           19,480
Deferred organization costs amortization...............            5,778
Miscellaneous..........................................           22,689
                                                          ----------------
     Total expenses before interests...................        2,343,857
     Interest on loans (Note 5)........................           22,136
                                                          ----------------
     Total expenses....................................        2,365,993
                                                          ----------------
          NET INVESTMENT INCOME........................        1,910,330
                                                          ----------------
REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS
Net realized gain from investments.....................       16,856,980
Net realized loss from foreign currency................          (26,398)
Net change in unrealized appreciation on investments
  and foreign currency.................................       19,164,509
                                                          ----------------
          Net Realized and Unrealized Gain on
            Investments................................       35,995,091
                                                          ----------------
          NET INCREASE IN NET ASSETS RESULTING FROM
            OPERATIONS.................................      $37,905,421
                                                          ================

See accompanying notes to financial statements.

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                           For the Six
                                           Months Ended         For the Year
                                          June 30, 1997            Ended
                                           (Unaudited)       December 31, 1996
-------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM
OPERATIONS:
Net investment income.................     $  1,910,330         $  2,473,451
Net realized gain from investments....       16,856,980            5,591,892
Net realized loss on foreign
  currency............................          (26,398)             (54,179)
Net unrealized appreciation on
  investments and foreign currency....       19,164,509           43,833,578
                                           ------------          -----------
     NET INCREASE IN NET ASSETS
       RESULTING FROM OPERATIONS......     $ 37,905,421         $ 51,844,742
                                           ------------          -----------
DISTRIBUTIONS TO SHAREHOLDERS
Dividends paid from net investment
  income..............................       (2,027,399)          (2,426,162)
Distributions from taxable realized
  gains...............................         (608,220)          (4,883,242)
                                           ------------          -----------
     TOTAL DISTRIBUTIONS TO
       SHAREHOLDERS...................       (2,635,619)          (7,309,404)
                                           ------------          -----------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold.............      164,704,154          344,443,893
Net asset value of shares issued on
  reinvestment of distributions.......               --            6,537,646
Cost of shares redeemed...............     (171,929,168)        (139,736,255)
                                           ------------          -----------
     NET INCREASE (DECREASE) FROM
       CAPITAL SHARE TRANSACTIONS.....       (7,225,014)         211,245,284
                                           ------------          -----------
     TOTAL INCREASE IN NET ASSETS.....       28,044,788          255,780,622
NET ASSETS
Beginning of period...................      311,520,862           55,740,240
                                           ------------          -----------
End of period [including
  (overdistributed) undistributed net
  investment income of $(70,509) and
  $46,560, respectively]..............     $339,565,650         $311,520,862
                                           ============          ===========
CHANGES IN SHARES
Shares sold...........................        9,172,712           22,049,194
Shares reinvested from
  distributions.......................               --              453,347
Shares redeemed.......................       (9,867,102)          (8,999,261)
                                           ------------          -----------
     NET INCREASE (DECREASE)..........         (694,390)          13,503,280
                                           ============          ===========

See accompanying notes to financial statements.

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

                                         For the Six    For the Years Ended     From June 30,*
                                        Months Ended        December 31,            through
                                        June 30, 1997   --------------------     December 31,
                                         (Unaudited)      1996        1995           1994
----------------------------------------------------------------------------------------
Net asset value, beginning of
 period...............................    $   17.71     $  13.64     $ 11.47        $ 12.50
                                          ---------       ------       -----     ----------
Income from investment operations:
 Net investment income................         0.12         0.19        0.14           0.04
 Net realized and unrealized gain
   (loss) on investments..............         2.43         4.43        2.20          (0.96)
                                          ---------       ------       -----     ----------
Total from investment operations......         2.55         4.62        2.34          (0.92)
                                          ---------       ------       -----     ----------
Less distributions:
 Dividends from net investment
   income.............................        (0.12)       (0.19)      (0.14)         (0.04)
 Distributions from taxable net
   capital gains......................        (0.04)       (0.36)      (0.03)         (0.07)
                                          ---------       ------       -----     ----------
Total distributions...................        (0.16)       (0.55)      (0.17)         (0.11)
                                          ---------       ------       -----     ----------
Net asset value, end of period........    $   20.10     $  17.71     $ 13.64        $ 11.47
                                          =========       ======       =====     ==========
Total return..........................        14.38%++     34.38%      20.45%         (7.74)%++
Ratios/supplemental data:
Net assets, end of period
 (thousands)..........................    $ 339,566     $311,521     $55,740        $ 2,287
Ratio of expenses to average net
 assets:+
 Before expense reimbursement
   (recoupement)......................         1.69%        1.78%       3.02%**        19.92%
 After expense reimbursement
   (recoupement)......................         1.69%        1.96%       1.98%          2.00%
Ratio of net investment income to
 average net assets:+
 Before expense reimbursement
   (recoupement)......................         1.36%        1.57%       0.49%        (17.15)%
 After expense reimbursement
   (recoupement)......................         1.36%        1.39%       1.52%          0.78%
Portfolio turnover rate...............        30.26%       30.40%      10.89%         27.25%
Average Commission Rate Paid#.........    $  0.0056     $ 0.0070          --             --
BANK LOANS
Amount outstanding at end of period
 (000)................................    $       0           --          --             --
Average amount of bank loans
 outstanding during the period
 (monthly average) (000)..............    $   4,098     $  1,413          --             --
Average number of shares outstanding
 during the period (monthly average)
 (000)................................       16,129       11,419          --             --
Average amount of debt per share
 during the period....................    $    0.25     $   0.12          --             --

* Inception date.

+ Annualized.

++ Not annualized.

** Includes indirectly paid expenses. Excluding indirectly paid expenses for the year ended December 31, 1995, the ratio of expenses to average net assets before "expense reimbursement" would have been 3.04%

# For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commissions rate per share for security trades on which commissions are charged.

See accompanying notes to financial statements.

Guinness Flight Global Government Bond Fund
     The divergence of economic management and policies among the major economies has held over in 1997 from last year. Loose monetary policies in Continental Europe and Japan (offsetting a tight fiscal stance) contrasted with a tightening of monetary policies in the Anglo-Saxon economies of the U.S., U.K. and Canada. The performance of the major bond markets responded in the traditional manner. The Anglo-Saxon bond markets generally underperformed while European markets did well, with the peripheral markets performing best.

     The tight monetary policies in the U.S. and the U.K. provided support for the Dollar and Sterling while the European Monetary Union (EMU) uncertainty once again undermined the Exchange Rate Mechanism (ERM) currencies. In this regard, the fund was well positioned with initially overweight Dollar positions, but a build-up of the Deutsche Mark position in May proved too early. For the six-month period, the fund's total return of -1.23% slightly underperformed its benchmark, the Salomon World Government Bond Index, which ended the six months with a return of -0.69%.

     There are early signs that the previous economic and market trends may be coming to an end so we have gradually been altering our investment strategy.

     The fragile economic recoveries in Europe and Japan are gaining momentum as the year progresses. While the U.K. and the U.S. economies will maintain their recent strength for the next few months, we believe they will likely trail off towards the end of the year. Interest rates are close to a peak in both countries, although the U.K.'s consumer boom may need some harsher medicine.

     During the next three months, the market's attention will focus on the brighter prospects for both Europe and Japan in 1998. With the French election of May behind us, there is no longer a mandate for further fiscal austerity. In the meantime, the weakness of the Deutsche Mark and the other ERM currencies continues to provide support for the export sector. The fear of a soft monetary union is increasingly becoming a reality but also less of a threat. The European authorities are unlikely to be raising rates but the combination of a looser fiscal stance in 1998, together with a pickup in the domestic economy, should remind the markets that European rates can go up as well as down.

     This changing economic outlook has affected our investment strategy in two ways. First, the high European bond exposure has been cut back in favor of the U.S. and U.K. markets. Second, the currency profile has been simplified and spread more evenly among the Dollar, Yen and Deutsche Mark.

     We will continue to increase overall bond exposure in the portfolio as the threat of rising U.S. interest rate subsides. Recent events in Asia suggest that global synchronization of growth remains a dream and therefore global inflationary pressures are likely to be subdued.

Michael Daley and John Stopford -- London, July 31, 1997.


               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                 THE GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND AND
                  THE SALOMON BROTHERS' WORLD GOVERNMENT BOND INDEX

                                 Guinness Flight
                                     Global         Salomon Bros.
      Measurement Period         Government Bond   World Govt Bond
    (Fiscal Year Covered)             Fund              Index
6/30/94*                             10,000             10,000
9/30/94                               9,754             10,117
12/31/94                              9,787             10,166
3/31/95                              10,093             11,278
6/30/95                              10,638             11,879
9/30/95                              10,609             11,755
12/30/95                             11,183             12,102
3/31/96                              11,083             11,875
6/30/96                              11,197             11,923
9/30/96                              11,376             12,248
12/31/96                             11,877             12,540
3/31/97                              11,485             13,752
6/30/97                              11,732             14,309

* Inception date.

                            Average Annual Total Return
                   One Year      Three Years     Since Inception
                   --------      -----------     ---------------
                       4.78%            5.47%               5.47%

Past performance is not predictive of future performance

                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

PORTFOLIO OF INVESTMENTS JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

Par Value              GOVERNMENT BONDS: 67.23%            Market Value US$
----------------------------------------------------------------------------
             BRITISH POUND: 20.41%
$   40,000   Italy Sterling NCL
               10.500% 04/28/14..........................     $    84,001
   495,000   United Kingdom Gilts
               7.500% 12/07/06...........................         845,657
   280,000   United Kingdom Gilts
               8.000% 06/07/21...........................         513,021
                                                               ----------
             Total British Pound.........................       1,442,679
                                                               ----------
             DANISH KRONER: 2.04%
   970,000   Kingdom of Denmark 7.000% 11/10/24..........         144,071
                                                               ----------
             IRISH PUNT: 4.81%
   220,000   Irish Gilts 6.500%
               10/18/01..................................         340,110
                                                               ----------
             UNITED STATES DOLLAR: 39.97%
   320,000   Canada-Global Bond
               6.750% 08/28/06...........................         319,776
   360,000   Tokyo Metro
               6.125% 03/27/06...........................         343,620
   890,000   U.S. Treasury Note
               6.625% 03/31/02...........................         898,344
   537,000   U.S. Treasury Bond
               7.875% 11/15/04...........................         579,456
   700,000   U.S. Treasury Note
               6.250% 02/15/07...........................         684,906
                                                               ----------
             Total United States Dollar..................       2,826,102
                                                               ----------
             Total Government Bonds (Identified cost
               $4,699,236*)..............................     $ 4,752,962
                                                               ----------
             Total Investments in Securities: (Identified
               cost $4,699,236*) 67.23%..................     $ 4,752,962
             Other Assets Less Liabilities: 32.77%.......       2,316,695
                                                               ----------
             NET ASSETS: 100.00%.........................     $ 7,069,657
                                                               ==========
       *Cost for federal income tax purposes is the same.
                 Net unrealized appreciation consists of:
     Gross unrealized appreciation.......................     $    87,820
     Gross unrealized depreciation.......................         (34,094)
                                                               ----------
               NET UNREALIZED APPRECIATION...............     $    53,726
                                                               ==========

See accompanying notes to financial statements.

                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments in securities, at value (cost $4,699,236).....    $4,752,962
Cash......................................................     2,360,960
Receivables:
     Fund shares sold.....................................         2,500
     Interests............................................        89,564
Due from affiliates (Note 3)..............................        11,634
Prepaid expenses..........................................           135
Deferred organizational costs, net........................        23,642
                                                              ----------
     Total Assets.........................................    $7,241,397
                                                              ----------
LIABILITIES
Payables:
     Unrealized loss on forward currency contracts open
       (Note 6)...........................................        54,901
     Dividends to shareholders............................        85,575
Accrued expenses..........................................        31,264
                                                              ----------
     Total Liabilities....................................       171,740
                                                              ----------
Net Assets................................................    $7,069,657
                                                              ==========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
     ($7,069,657/582,144 shares outstanding; unlimited
     number of shares authorized without par value).......        $12.14
                                                                 =======
SOURCE OF NET ASSETS
     Paid-in capital......................................    $7,270,440
     Undistributed net investment income (including
       equalization credits of $5,394)....................        28,044
     Accumulated net realized loss on investments.........      (227,904)
     Net unrealized appreciation (depreciation) on:
          Investments.....................................        53,726
          Foreign currency................................       (54,649)
                                                              ----------
          NET ASSETS......................................    $7,069,657
                                                              ==========

See accompanying notes to financial statements.

                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                                          For the Six Months
                                                                Ended
                                                            June 30, 1997
-----------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Interests.............................................        $  205,017
                                                         ----------------
EXPENSES
Advisory fees (Note 3)................................            25,633
Administration fee (Note 3)...........................             8,924
Custodian.............................................             9,331
Accounting............................................            18,579
Transfer agent fees...................................            16,726
Auditing fees.........................................            18,863
Legal fees............................................             5,481
Trustees' fees........................................             6,639
Registration fees.....................................             9,095
Reports to shareholders...............................             1,352
Deferred organization costs amortization..............             5,778
Miscellaneous.........................................             3,388
                                                         ----------------
     Total expenses...................................           129,789
     Less: Expenses reimbursed (Note 3)...............          (104,156)
                                                         ----------------
     Net expenses.....................................            25,633
                                                         ----------------
          NET INVESTMENT INCOME.......................   $         179,384
                                                            --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from investments....................          (191,772)
Net realized loss from foreign currency...............           (18,568)
Net change in unrealized depreciation on
  investments.........................................            (1,213)
Net change in unrealized loss on foreign currency.....           (38,564)
                                                         ----------------
     Net Realized and Unrealized Loss on
       Investments....................................          (250,117)
                                                         ----------------
     NET DECREASE IN NET ASSETS RESULTING FROM
       OPERATIONS.....................................        $  (70,733)
                                                         ================

See accompanying notes to financial statements.

                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                        For the Six Months
                                              Ended             For the Year
                                          June 30, 1997             Ended
                                           (Unaudited)        December 31, 1996
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM:
OPERATIONS
Net investment income.................      $  179,384           $   131,457
Net realized (loss) gain from
  investments.........................        (191,772)               75,867
Net realized (loss) gain on foreign
  currency............................         (18,568)                  575
Net change in unrealized
  (depreciation) appreciation on
  investments.........................          (1,213)               21,387
Net change in unrealized depreciation
  on foreign currency.................         (38,564)              (16,057)
                                       -----------------     -----------------
     NET (DECREASE) INCREASE IN NET
       ASSETS RESULTING FROM
       OPERATIONS.....................         (70,733)              213,229
                                       -----------------     -----------------
NET EQUALIZATION CREDITS..............             5,394               44,071
                                         ---------------     ----------------
DISTRIBUTIONS TO SHAREHOLDERS
Dividends paid from net investment
  income..............................        (178,532)             (162,397)
Distributions from net capital
  gains...............................         (61,125)              (22,795)
                                       -----------------     -----------------
     TOTAL DISTRIBUTIONS TO
       SHAREHOLDERS...................        (239,657)             (185,192)
                                       -----------------     -----------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold.............       1,495,579             6,348,475
Net asset value of shares issued on
  reinvestment of distributions.......         144,940               175,240
Cost of shares redeemed...............        (830,156)           (1,184,883)
                                       -----------------     -----------------
     NET INCREASE FROM CAPITAL SHARE
       TRANSACTIONS...................         810,363             5,338,832
                                       -----------------     -----------------
     TOTAL INCREASE IN NET ASSETS.....         505,367             5,410,940
NET ASSETS
Beginning of period...................       6,564,290             1,153,350
                                       -----------------     -----------------
End of period (including undistributed
  net investment income of $28,044 and
  $21,798, respectively)..............      $7,069,657           $ 6,564,290
                                            ==========           ===========
CHANGES IN SHARES
Shares sold...........................         122,035               507,485
Shares issued from dividend
  distributions.......................          11,920                13,939
Shares redeemed.......................         (67,848)              (95,726)
                                       -----------------     -----------------
     NET INCREASE.....................          66,107               425,698
                                            ==========           ===========

See accompanying notes to financial statements.

                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

                                  For the Six Months   For the Year Ended
                                        Ended             December 31,       From June 30,*
                                    June 30, 1997      ------------------        through
                                     (Unaudited)        1996       1995     December 31, 1994
----------------------------------------------------------------------------------------
Net asset value, beginning
  of period......................      $  12.72        $ 12.77    $ 12.00        $ 12.50
                                         ------        -------    -------        -------
Income from investment
  operations:
  Net investment income..........          0.33           0.63       0.69           0.29
  Net realized and unrealized
    gain (loss) on investments...         (0.48)          0.13       1.01          (0.58)
                                         ------        -------    -------        -------
Total from investment
  operations.....................         (0.15)          0.76       1.70          (0.29)
                                         ------        -------    -------        -------
Less distributions:
  Dividends from net investment
    income.......................         (0.32)         (0.69)     (0.65)         (0.21)
  Distributions from net capital
    gains........................         (0.11)         (0.12)     (0.28)            --
                                         ------        -------    -------        -------
    Total distributions..........         (0.43)         (0.81)     (0.93)         (0.21)
                                         ------        -------    -------        -------
Net asset value, end of period...      $  12.14        $ 12.72    $ 12.77        $ 12.00
                                         ======        =======    =======        =======
Total return.....................         (1.23)%++       6.21%     14.49%         (2.33)%++
Ratios/supplemental data:
Net assets, end of period
  (thousands)....................      $  7,070        $ 6,564    $ 1,153        $   751
Ratio of expenses to average net
  assets:+
  Before expense reimbursement...          3.83%          8.21%     21.52%#        40.78%
  After expense reimbursement....          0.75%          1.31%      1.73%          1.75%
Ratio of net investment income to
  average net assets:+
  Before expense reimbursement...          2.22%         (1.76)%   (14.26)%       (34.18)%
  After expense reimbursement....          5.29%          5.14%      5.53%          4.86%
Portfolio turnover rate..........         87.43%        296.51%    202.54%         46.15%

 * Inception date.

 + Annualized

 ++ Not annualized

 # Includes indirectly paid expenses. Excluding indirectly paid expenses for the year ended December 31, 1995, the ratio of expenses to average net assets before expense reimbursement would have been 21.68%

See accompanying notes to financial statements.

                      Guinness Flight Asia Blue Chip Fund
                      Guinness Flight Asia Small Cap Fund
                     Guinness Flight China & Hong Kong Fund
                  Guinness Flight Global Government Bond Fund

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOTE 1 - ORGANIZATION

The Guinness Flight Investment Funds is a Delaware business trust was organized on April 28, 1997 and registered under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, open-end management investment company. Currently, the Guinness Flight Investment Funds offer four separate series portfolios: Guinness Flight Asia Blue Chip Fund whose objective is long-term capital appreciation, Guinness Flight Asia Small Cap Fund whose objective is long-term capital appreciation, Guinness Flight China & Hong Kong Fund whose objective is long-term capital appreciation, and Guinness Flight Global Government Bond Fund whose objective is to provide current income and capital appreciation (collectively, the "Funds"). The China & Hong Kong Fund and the Global Government Bond Fund began operations on June 30, 1994 and the Asia Blue Chip Fund and the Asia Small Cap Fund began operations on April 29, 1996.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with generally accepted accounting principles.

     A. Security Valuation. Investments in securities traded on a primary exchange are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange for which there has been no sale are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60 day period that this amortized cost basis does not represent fair value.

     Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

                      Guinness Flight Asia Blue Chip Fund
                      Guinness Flight Asia Small Cap Fund
                     Guinness Flight China & Hong Kong Fund
                  Guinness Flight Global Government Bond Fund

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Interest income is translated at the exchange rates which existed at the dates the income was accrued. Exchange gains and losses related to interest income are included in interest income on the accompanying Statements of Operations.

     B. Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") under which it is obligated to exchange currencies at specific future dates and at specified rates, and is subject to the risks of foreign exchange fluctuations. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Counter parties to these forward contracts are major U.S. financial institutions.

     C. Security Transactions, Dividends and Distributions. As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. Federal Income Taxes. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to its shareholders. Therefore, no federal income tax provision is required.

     E. Equalization. The Global Government Bond Fund follows the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of redemptions of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of the Fund's shares.

     F. Deferred Organization Costs. The China & Hong Kong Fund and the Global Government Bond Fund have each incurred expenses of $58,785 in connection with their organization. The Asia Blue Chip Fund and the Asia Small Cap Fund have each incurred expenses of $8,745 in connection with their organization. These costs have been deferred and are being amortized on a straight line basis over a period of sixty months from the date the Funds commenced investment operations. In the event that any of the initial shares of either Fund are redeemed by the holder during the period of amortization of the Funds' organization costs, the redemption proceeds will be reduced by any such unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of those shares outstanding at the time of redemption.

     G. Concentration of Risk. The Asia Blue Chip Fund and Asia Small Cap Fund invests substantially all of its assets in Asian continent. The China & Hong

                      Guinness Flight Asia Blue Chip Fund
                      Guinness Flight Asia Small Cap Fund
                     Guinness Flight China & Hong Kong Fund
                  Guinness Flight Global Government Bond Fund

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Kong Fund invests substantially all of its assets in securities that are traded in China or Hong Kong or that are issued by companies that do a substantial part of their business in China. The Global Government Bond Fund invests substantially in bonds issued by various European governments. The consequences of political, social or economic changes in the countries in which the securities are offered or the issuers conduct their operations may affect the market prices of the Funds' investments and any income generated, as well as the Funds' ability to repatriate such amounts.

     H. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     I. Other. Under terms of the Custodial Agreement, the Funds may earn credits, based on custody cash balances, to applied to custodian fees. For the six months ended June 30, 1997, there were no such credits.

NOTE 3 - INVESTMENT MANAGEMENT FEE AND OTHER
TRANSACTIONS WITH AFFILIATES

Guinness Funds, on behalf of the Funds, entered into an Investment Advisory Agreement with Guinness Flight Investment Management Limited (the "Advisor"), to provide the Funds with investment management services. The Advisor furnished all investment advice, office space and certain administrative services, and provides certain personnel needed by the Funds. As compensation for its services, the Advisor was entitled to a monthly fee equal to the following annual percentages of daily average net assets:

        Asia Blue Chip Fund                                1.00%
        Asia Small Cap Fund                                1.00%
        China & Hong Kong Fund                             1.00%
        Global Government Bond Fund                        0.75%

The Funds are responsible for their own operating expenses. The Advisor and Administrator have agreed to reimburse each Fund to the extent necessary so that its ratio of operating expenses to average daily net assets will not exceed the

                      Guinness Flight Asia Blue Chip Fund
                      Guinness Flight Asia Small Cap Fund
                     Guinness Flight China & Hong Kong Fund
                  Guinness Flight Global Government Bond Fund

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

following levels. Expenses reimbursed from the Adviser for the six months ended June 30, 1997 are stated in the Funds' Statement of Operations:

        Asia Blue Chip Fund                                1.98%
        Asia Small Cap Fund                                1.98%
        China & Hong Kong Fund                             1.98%
        Global Government Bond Fund                        0.75%

Investment Company Administration Corporation (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Funds' expense accruals. For its services, the Administrator receives an annual fee equal to the greater of 0.25 of 1% of the Funds' average daily net assets, subject to a $40,000 annual minimum for the China & Hong Kong Fund and $60,000 allocated based on average daily net assets of the Asia Blue Chip Fund, Asia Small Cap Fund and Global Government Bond Fund.

The Funds will reimburse the Advisor and Administrator in subsequent years when operating expenses (before reimbursements) are less than the applicable percentage limitation in effect at that time for each of the Funds.

First Fund Distributors, Inc. (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Guinness Flight Investment Funds are also officers and/or Directors of the Administrator and Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, excluding U.S. Government obligations and short-term investments, for the six months ended June 30, 1997 were:

                    FUND                    PURCHASES        SALES
    ------------------------------------   -----------     ----------
    Asia Blue Chip Fund                    $    63,678     $   76,988
    Asia Small Cap Fund                    $ 2,026,445     $4,345,381
    China & Hong Kong Fund                 $21,232,542     $8,567,932
    Global Government Bond Fund            $   178,717     $1,310,396

                      Guinness Flight Asia Blue Chip Fund
                      Guinness Flight Asia Small Cap Fund
                     Guinness Flight China & Hong Kong Fund
                  Guinness Flight Global Government Bond Fund

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Purchases and sales of U.S. Government obligations by the Global Government Fund were $901,890 and $110,172, respectively.

NOTE 5 - LINE OF CREDIT

The Funds have a $20 million unsecured line of credit with a bank that expires on June 18, 1998. The interest rate on the line of credit is the bank's base rate, as revised from time to time.

NOTE 6 - FORWARD FOREIGN CURRENCY CONTRACTS

At June 30, 1997 the Funds had entered into forward foreign currency contracts which obligated the Funds to exchange currencies at specified future dates. At the maturity of a forward contract, the Funds may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold, or it may terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due to netted against the forward value of the currency to be delivered by the Funds and the remaining amount is shown as receivable (payable) for forward currency contracts in the financial statements. Open forward foreign currency exchange contracts outstanding at June 30, 1997 were as follows:

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

                                                    Delivery     Unrealized
Currency  Receivable      Currency Deliverable        Date       Gain/(Loss)
----------------------------------------------------------------------------
                   British Pound Sterling
US         $3,458  4,080.........................   07/01/97      $       (4)
                                                                 -----------
                   Total Forward Contracts                        $       (4)
                                                                   =========

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

                                                    Delivery     Unrealized
Currency  Receivable      Currency Deliverable        Date       Gain/(Loss)
----------------------------------------------------------------------------
US         $5,058  Hong Kong Dollar 39,200.......   07/03/97      $       (2)
US         $9,032  Hong Kong Dollar 70,000.......   07/03/97              (3)
US        $47,046  Hong Kong Dollar 364,634......   07/03/97             (18)
US         $6,451  Singapore Dollar 50,000.......   07/03/97              (2)
                                                                 -----------
                   Total Forward Contracts                        $      (25)
                                                                   =========

                      Guinness Flight Asia Blue Chip Fund
                      Guinness Flight Asia Small Cap Fund
                     Guinness Flight China & Hong Kong Fund
                  Guinness Flight Global Government Bond Fund

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

    Currency                                         Delivery     Unrealized
   Receivable           Currency Deliverable           Date       Gain/(Loss)
-----------------------------------------------------------------------------
US       $842,558  Australian Dollar 1,090,600....   07/31/97      $   18,654
US     $1,769,150  Canadian Dollar 2,443,868......   07/31/97          13,278
US     $2,621,719  Swiss Franc 2,443,818..........   07/31/97         (26,409)
US     $4,326,325  Deutsche Mark 7,175,876........   07/31/97         (26,806)
US       $137,864  Danish Krone 889,638...........   07/31/97           3,612
US     $1,291,621  Spanish Peseta 18,829,278......   07/31/97           5,737
                   British Pound Sterling
US     $3,114,597  1,932,675......................   07/31/97         (10,085)
US     $1,296,118  Irish Pound 832,128............   07/31/97          (4,025)
US     $2,610,762  Japanese Yen 319,236,211.......   07/31/97          (2,121)
US       $608,647  Norwegian Krone 4,141,322......   07/31/97         (42,280)
                   European Currency Unit
US       $938,141  818,324........................   07/31/97           1,529
US       $850,882  Australian Dollar 1,116,424....   11/20/97          (5,903)
US       $706,447  Canadian Dollar 966,000........   11/20/97           5,473
US     $1,213,275  Deutsche Mark 2,053,849........   11/20/97         (23,067)
US       $691,092  Spanish Peseta 100,288,481.....   11/20/97             265
                   British Pound Sterling
US       $509,699  309,500........................   11/20/97          (3,281)
US       $352,267  Irish Pound 232,981............   11/20/97             (95)
US     $2,083,468  Japanese Yen 239,199,250.......   11/20/97          40,623
                                                                  -----------
                   Total Forward Contracts                         $  (54,901)
                                                                    =========

                      USEFUL GUINNESS FLIGHT PHONE NUMBERS

                    Shareholder Service Line: 1-800-915-6566

                      Fund Literature Line: 1-800-915-6565

                    Automated Line for NAVs: 1-800-915-6564








      This report is intended for the shareholders of Guinness Flight Investment Funds and should not be used as sales literature unless accompanied or preceded by the Funds current prospectus.









B050 103-071097